Exhibit 10.6

SEGUSO HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

1. Subscription. In connection with the offering of 500,000 shares of common stock, par value $.0001 per share (the “Shares”) of Seguso Holdings, Inc. (the “Company”), at a price of $0.10 per share on a self underwritten all-or-none basis, as described in the Prospectus, filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2007 (the “Prospectus”) under Rule 424(b)(3) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the undersigned hereby subscribes to purchase ________ Shares of the Company for a purchase price equal to $0.10 per Share or $__________ in the aggregate by check or wire transfer to “Sterling National Bank” in the amount of the purchase price based on the instructions set forth below, which funds shall be disbursed along with the execution and delivery of this Subscription Agreement to the mailing address set forth on the signature page, below.

Wiring Instructions:

______________________
_____________________
_____________________
For the account of ______________
ABA # _________
Escrow Account #___________
If funds are coming from an international bank, then add our SWIFT #: _________

Check:

Make your check payable to “_______________________”
(put “Account No. ___________/Seguso Holdings, Inc.” on check).

2. Escrow. The undersigned understands that the subscription funds will be held in a non-interest bearing escrow account at Sterling National Bank pursuant to the terms of the escrow agreement, dated April 11, 2008 with Sterling National Bank (the “Escrow Agreement”), whereby Phillips Nizer LLP shall be the escrow agent (the “Escrow Agent”). The funds provided by subscribers shall be deposited with the Escrow Agent. In the event subscriptions of $50,000 (the “Full Subscription Amount”) have not been received by the Escrow Agent within the 180 day period (which includes the extension of an additional 90 days through April 23, 2008 as disclosed in the Company’s Current Report on Form 8-K, filed with the SEC on March 4, 2008) (the “Offering Period”), all funds deposited to the Escrow Agent will be promptly returned to the undersigned in accordance with the Prospectus and this Subscription Agreement will be null and void. Upon reaching the Full Subscription Amount within the Offering Period, the certificates representing the aggregate amount of 500,000 Shares shall be held in escrow by Phillips Nizer LLP and, along with the proceeds of the offering being held in the escrow account, shall only be returned or released, as the case may be, in accordance with Rule 419 or as otherwise described in the Prospectus.

3. Representations and Warranties.

(a) The undersigned represents and warrants that, prior to signing this Subscription Agreement, he or she has received the Prospectus describing the offering of Shares by the Company, including as described under the caption "Risk Factors" in the Prospectus.

(b) The undersigned, if a corporation, partnership, limited liability company, or trust is authorized and otherwise duly qualified to enter into this Subscription Agreement.

(c) The undersigned acknowledges that he/she/it is a resident or is incorporated in the State of New York and that the Shares are registered only in the State of New York and that purchasers in any secondary trading market which may develop for the Shares must also be residents of New York unless an exemption from state registration requirements is available. In connection therewith, the undersigned acknowledges that such Share certificates shall bear an appropriate legend that restricts the further sale or assignment of the Shares except in accordance with the terms of the Prospectus.

4. Non-Transferable; Effectiveness. This Subscription Agreement is not transferable or assignable. The execution and delivery of this Subscription Agreement will not constitute an agreement between the undersigned and the Company until this subscription is accepted on behalf of the Company. This Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, successors (with respect to business entities), and legal representatives.

5. Substitute Form W-9 Information. Under the penalties of perjury, the undersigned certifies that: (1) the Social Security number or Taxpayer Identification Number given on the signature page below is correct; and (2) he/she/it is not subject to backup withholding. INSTRUCTION: YOU MUST CROSS OUT NUMBER 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

In witness whereof, the undersigned hereby executes this Subscription Agreement as of the ____ day of 20___, at _______________, ______________.

   Signature: _____________________

Print Name: ____________________

________________________________

________________________________
Federal Employer Identification
Number/Social Security Number

________________________________
Street Address

________________________________
City, State and Zip Code

________________________________
Telephone Number

Accepted and Agreed as of ___________, 2008:

SEGUSO HOLDINGS, INC.

By: _____________________________
Robert Seguso
Its: President and Chief Executive Officer
Mail To:
Meyers Associates L.P.
45 Broadway, 2nd Floor
New York, New York 10006
Attn: Eileen Slitkin